EXHIBIT 99.1

[Huron Consulting Group Logo]
NEWS

FOR IMMEDIATE RELEASE
May 3, 2007

Huron Consulting Group Reports First Quarter 2007 Financial Results

•	Revenues of $116.0 million for Q1 2007 increased 86.5% from $62.2 million in Q1 2006.
•	Diluted earnings per share for Q1 2007 were $0.55 compared to $0.33 in Q1 2006.

CHICAGO - May 3, 2007 - Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of financial and operational consulting services, today announced financial results for the first quarter ended March 31, 2007.

"We are very pleased by Huron's strong growth in the quarter, and we continue to see increased demand across our service offerings,” said Gary E. Holdren, chairman and chief executive officer, Huron Consulting Group. “We continue to be able to attract and retain top talent focused on superior client service. Huron is now approaching 1,000 revenue-generating professionals - a significant milestone for a company that will mark its 5-year anniversary this month.”

“We remain very optimistic and excited about the marketplace demand during the rest of 2007. Huron is well-positioned for 2007 and longer-term growth," added Holdren.

First Quarter 2007 Results
Revenues of $116.0 million for the first quarter of 2007 increased 86.5% from $62.2 million for the first quarter of 2006. The Company’s first quarter 2007 operating income increased 95.5% to $18.9 million compared to $9.7 million in the first quarter of 2006. Net income was $9.8 million, or $0.55 per diluted share, for the first quarter of 2007 compared to $5.6 million, or $0.33 per diluted share, for the comparable quarter last year. Financial results for the first quarter of 2007 included $2.2 million of rapid amortization of intangible assets.

First quarter 2007 earnings before interest, taxes, depreciation and amortization (“EBITDA”) (5) increased 123.8% to $25.2 million, or 21.7% of revenues, compared to $11.3 million, or 18.1% of revenues, in the comparable quarter last year. Adjusted EBITDA (5), which excludes share-based compensation expense and costs associated with a secondary offering of the Company’s common stock in the first quarter of 2006, increased 108.7% to $29.4 million in the first quarter of 2007, or 25.3% of revenues, compared to $14.1 million, or 22.7% of revenues, in the comparable quarter last year.

Headcount of revenue-generating professionals increased 53.9% to 979 at March 31, 2007, compared to 636 at March 31, 2006. Billable consultant utilization rate was 78.1% during the first quarter of 2007 compared with 77.5% during the same period last year. Average billing rate per hour increased 5.8% to $272 for the first quarter of 2007 from $257 for the first quarter of 2006.

New Operating Segments for 2007
Huron continues to demonstrate the success of its broad portfolio of service offerings with solid revenue growth based upon strong market demand.

In response to Huron’s continued organic growth and acquisitions of complementary businesses, the Company has reorganized its practice areas and service lines to better meet market demand and serve clients. Under the new organizational structure, Huron has four operating segments as follows: Legal Financial Consulting; Legal Operational Consulting; Health and Education Consulting; and Corporate Consulting. Effective January 1, 2007, the Company began reporting financial results under the new operating segment structure.

Segment results are included in the attached schedules and in Huron’s Form 10-Q filing for the quarter ended March 31, 2007.

Acquisitions of Wellspring Partners LTD and Glass & Associates, Inc.
In January 2007, Huron acquired Wellspring Partners LTD, a leading management consulting firm specializing in integrated performance improvement services for hospitals and health systems, and Glass & Associates, Inc., a leading turnaround and restructuring firm.

Outlook for 2007
Based on currently available information, the Company expects Q2 2007 revenues before reimbursable expenses in a range of $117.0 million to $121.0 million, EBITDA in a range of $25.0 million to $26.5 million, operating income in a range of $18.5 million to $20.0 million, and between $0.53 and $0.57 in diluted earnings per share.

The Company anticipates full year 2007 revenues before reimbursable expenses in a range of $482.0 million to $495.0 million, EBITDA in a range of $101.0 million to $106.0 million, operating income in a range of $77.0 million to $82.0 million, and between $2.24 and $2.37 in diluted earnings per share.

Share-based compensation expense of approximately $5.0 million and $19.5 million is included in the Q2 2007 and full year 2007 estimates, respectively. Weighted average diluted share counts for 2007 are estimated to be 18.0 million for Q2 2007 and 18.1 million for full year 2007.

First Quarter 2007 Webcast
The Company will host a webcast to discuss its financial results today at 11:00 a.m. Eastern Time (10:00 a.m. Central Time). The webcast may be accessed at www.huronconsultinggroup.com. A rebroadcast will be available approximately two hours after the end of the webcast and for 90 days thereafter.

About Huron Consulting Group
Huron Consulting Group helps clients effectively address complex challenges that arise in litigation, disputes, investigations, regulatory compliance, procurement, financial distress, and other sources of significant conflict or change. The Company also helps clients deliver superior customer and capital market performance through integrated strategic, operational, and organizational change. Huron provides services to a wide variety of both financially sound and distressed organizations, including Fortune 500 companies, medium-sized businesses, leading academic institutions, healthcare organizations, and the law firms that represent these various organizations. Learn more at www.huronconsultinggroup.com.

Statements in this press release, which are not historical in nature and concern Huron Consulting Group’s current expectations about the Company’s reported results for 2007 and future results in 2007 are "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.” These forward-looking statements reflect our current expectation about our future results, levels of activity, performance or achievements, including without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization and billing rates, number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions do not change from current expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Therefore you should not place undue reliance on these forward-looking statements. Please see “Risk Factors” in our 2006 annual report on Form 10-K and in other documents we file with the Securities and Exchange Commission for a complete description of the material risks we face.

Media Contact:
Jennifer Frost Hennagir
312-880-3260
jfrost-hennagir@huronconsultinggroup.com

Investor Contact:
Gary L. Burge, Chief Financial Officer
312-583-8722
garyburge@huronconsultinggroup.com
###

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three months ended March 31,
	2007	2006
Revenues and reimbursable expenses:
Revenues	$116,009	$62,187
Reimbursable expenses	10,035	5,439
Total revenues and reimbursable expenses	126,044	67,626
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	66,903	35,990
Intangible assets amortization	2,240	76
Reimbursable expenses	10,117	5,538
Total direct costs and reimbursable expenses	79,260	41,604
Operating expenses:
Selling, general and administrative	23,827	14,841
Depreciation and amortization	4,042	1,508
Total operating expenses	27,869	16,349
Operating income	18,915	9,673
Other income (expense):
Interest income (expense), net	(1,425)	232
Other income (expense)	30	—
Total other income (expense)	(1,395)	232
Income before provision for income taxes	17,520	9,905
Provision for income taxes	7,709	4,309
Net income	$9,811	$5,596

Earnings per share:
Basic	$0.59	$0.35
Diluted	$0.55	$0.33

Weighted average shares used in calculating earnings per share:
Basic	16,725	16,077
Diluted	17,768	16,995

HURON CONSULTING GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2007	December 31, 2006
Assets
Current assets:
Cash and cash equivalents	$6,336	$16,572
Receivables from clients, net	57,435	41,848
Unbilled services, net	33,283	22,627
Income tax receivable	—	3,637
Deferred income taxes	19,757	15,290
Other current assets	8,911	6,435
Total current assets	125,722	106,409
Property and equipment, net	29,559	27,742
Deferred income taxes	1,725	5,433
Deposits and other assets	4,012	2,294
Intangible assets, net	18,449	4,238
Goodwill	135,026	53,328
Total assets	$314,493	$199,444

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,228	$2,684
Accrued expenses	14,365	12,712
Accrued payroll and related benefits	26,079	41,649
Income tax payable	5,246	—
Deferred revenues	6,599	4,035
Bank borrowings	—	8,000
Current portion of notes payable and capital lease obligations	1,138	1,282
Total current liabilities	57,655	70,362
Non-current liabilities:
Deferred compensation and other liabilities	2,389	1,169
Notes payable and capital lease obligations, net of current portion	1,000	1,000
Bank borrowings	112,000	—
Deferred lease incentives	10,420	10,333
Total non-current liabilities	125,809	12,502
Commitments and contingencies
Stockholders’ equity
Common stock; $0.01 par value; 500,000,000 shares authorized; 19,018,203 and 18,470,623 shares issued at March 31, 2007 and December 31, 2006, respectively	178	178
Treasury stock, at cost, 427,545 and 398,783 shares at March 31, 2007 and December 31, 2006, respectively	(10,955)	(9,396)
Additional paid-in capital	85,795	79,598
Retained earnings	56,011	46,200
Total stockholders’ equity	131,029	116,580
Total liabilities and stockholders equity	$314,493	$199,444

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended March 31,		Percent Increase
Segment and Operating Results (in thousands):	2007	2006
Revenues and reimbursable expenses:
Legal Financial Consulting	$36,612	$26,049	40.6%
Legal Operational Consulting (1)	23,271	7,550	208.2%
Health and Education Consulting	38,852	18,424	110.9%
Corporate Consulting	17,274	10,164	70.0%
Total revenues	116,009	62,187	86.5%
Total reimbursable expenses	10,035	5,439	84.5%
Total revenues and reimbursable expenses	$126,044	$67,626	86.4%

Operating income:
Legal Financial Consulting	$16,175	$11,703	38.2%
Legal Operational Consulting	7,902	2,157	266.3%
Health and Education Consulting	12,200	5,288	130.7%
Corporate Consulting	4,196	3,607	16.3%
Total segment operating income	40,473	22,755	77.9%

Unallocated corporate costs	17,516	11,574	51.3%
Depreciation and amortization expense	4,042	1,508	168.0%
Total operating expenses	21,558	13,082	64.8%

Operating income	$18,915	$9,673	95.5%

Other Operating Data:
Number of revenue-generating professionals (at period end) (2):
Legal Financial Consulting - Billable Consultants	281	224	25.4%
Legal Operational Consulting - Billable Consultants	121	109	11.0%
Legal Operational Consulting - Other Professionals (1)	55	—	—
Health and Education Consulting - Billable Consultants	352	207	70.0%
Corporate Consulting - Billable Consultants	170	96	77.1%
Total	979	636	53.9%
Average number of revenue-generating professionals (for the period) (2):
Legal Financial Consulting - Billable Consultants	280	223
Legal Operational Consulting - Billable Consultants	121	103
Legal Operational Consulting - Other Professionals (1)	51	—
Health and Education Consulting - Billable Consultants	345	212
Corporate Consulting - Billable Consultants	173	101
Total	970	639
Billable consultant utilization rate (3):
Legal Financial Consulting	85.0%	83.9%
Legal Operational Consulting (1)	75.5%	67.7%
Health and Education Consulting	78.3%	78.1%
Corporate Consulting	68.4%	71.6%
Total	78.1%	77.5%
Average billing rate per hour (4):
Legal Financial Consulting	$299	$284
Legal Operational Consulting (1)	$238	$225
Health and Education Consulting	$248	$221
Corporate Consulting	$293	$296
Total	$272	$257

(1)
Legal Operational Consulting revenues include revenues generated by our document review and processing groups (Legal Operational Consulting - Other Professionals) for the three months ended March 31, 2007. Utilization rate and average billing rate per hour are not presented for these professionals as they are not meaningful measures.

(2)
Revenue-generating professionals consist of our billable consultants and other professionals. Billable consultants generate revenues primarily based on number of hours worked while our other professionals generate revenues based on number of hours worked and units produced, such as pages reviewed and data processed. Revenue-generating professionals exclude interns and independent contractors.

(3)
We calculate the utilization rate for our billable consultants by dividing the number of hours all our billable consultants worked on client assignments during a period by the total available working hours for all of our billable consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(4)
For engagements where revenues are based on number of hours worked by our billable consultants, average billing rate per hour is calculated by dividing revenues for a period by the number of hours worked (excluding interns and independent contractor hours) on client assignments during the same period.

HURON CONSULTING GROUP INC.
RECONCILIATION OF OPERATING INCOME TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (5)
(in thousands)

	Three months ended March 31,
	2007	2006
Revenues	$116,009	$62,187

Operating income	$18,915	$9,673
Add back:
Depreciation and amortization	6,282	1,584
Earnings before interest, taxes, depreciation and amortization (EBITDA) (5)	25,197	11,257
Add back:
Share-based compensation	4,206	2,263
Secondary offering costs	—	567
Total adjusted items	4,206	2,830
Adjusted EBITDA (5)	$29,403	$14,087
Adjusted EBITDA as a percentage of revenues	25.3%	22.7%

RECONCILIATION OF NET INCOME TO NET INCOME BEFORE SECONDARY OFFERING COSTS AND ADJUSTED NET INCOME (5)
(in thousands)

	Three months ended March 31,
	2007	2006
Net income	$9,811	$5,596
Diluted earnings per share	$0.55	$0.33

Add back: Secondary offering costs, net of tax	—	567
Net income before secondary offering costs (5)	$9,811	$6,163
Diluted earnings per share before secondary offering costs (5)	$0.55	$0.36

Add back other adjustments:
Amortization of intangible assets	3,789	215
Share-based compensation	4,206	2,263
Tax effect	(3,270)	(1,016)
Total adjustments, net of tax	4,725	1,462
Adjusted net income (5)	$14,536	$7,625
Adjusted diluted earnings per share (5)	$0.82	$0.45

(5)
In evaluating the Company’s financial performance, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, net income before secondary offering costs, and adjusted net income, which are non-GAAP measures. Management believes that the use of such measures, as supplements to operating income, net income and other GAAP measures, are useful indicators of the Company’s financial performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Additionally, these measures exclude certain items to provide better comparability from period to period. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.